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                                   EXHIBIT 4

                              CERTIFICATE OF STOCK


        NUMBER                                              COMMON STOCK

     C                          [LANDRY'S LOGO]                SHARES

                                                       CUSIP 51508L 10 3
INCORPORATED UNDER THE LAWS                            SEE REVERSE FOR CERTAIN
OF THE STATE OF DELAWARE                               DEFINITIONS

                                                       PAR VALUE $.01 PER SHARE

                           LANDRY'S RESTAURANTS, INC.

This Certifies that








is the owner of




          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

        SPECIMEN                                        SPECIMEN

Landry's Restaurants, Inc. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of the certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:  12 503                                                 12 503


                        [LANDRY'S RESTAURANTS, INC. SEAL]

/s/ Tilman J. Fertitta                                /s/ Steven L. Scheinthal
      President                                                Secretary

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                                [LANDRY'S LOGO]

                               RESTAURANTS, INC.

                           LANDRY'S RESTAURANTS, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MAY BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.


     The following abbreviations, when used in the inscription on the face OF this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM -as tenants in common                   UNIF GIFT MIN ACT-............Custodian.................
TEN ENT -as tenants by the entireties                               (Cust)               (Minor)
JT TEN  -as joint tenants with right of                           under Uniform Gifts to Minors Act
         survivorship and not as tenants                          ......................................
         in common                                                            (State)

                      Additional abbreviations may also be used though not in the above list.

For Value Received____________________________________________________________________hereby sell, assign transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises


                                                       X ______________________________________________________________

NOTE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                       X ______________________________________________________________

                                                       ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH
                                                       AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES
                                                       TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK
                                                       STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"),
                                                       OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND
                                                       MUST NOT BE DATED, GUARANTEES BY A NOTARY PUBLIC ARE NOT
                                                       ACCEPTABLE.

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